Exhibit 10.22a

                      FIRST AMENDMENT TO CREDIT AGREEMENT

      This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of December 19, 1997 by and among BJ'S WHOLESALE CLUB, INC., THE FIRST NATIONAL BANK OF CHICAGO, BANKBOSTON, N.A., FLEET NATIONAL BANK, FIRST UNION NATIONAL BANK, BANK OF TOKYO-MITSUBISHI TRUST COMPANY, THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED, NEW YORK BRANCH, PNC BANK, NATIONAL ASSOCIATION, and SAKURA BANK, LIMITED.

                                   RECITALS

            WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of July 9, 1997 (as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"; capitalized terms used but not otherwise defined herein having the definitions provided therefor in the Credit Agreement); and

            WHEREAS, the parties hereto desire to amend the Credit Agreement on the terms and conditions herein set forth.

            NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendment to Credit Agreement. Subject to the terms and conditions set forth in Section 2 of this Amendment, upon the Effective Time (as hereinafter defined), the Credit Agreement is hereby amended as follows:

            (i) Section 6.10 of the Credit Agreement is hereby amended by inserting a new clause (iii) at the end of such Section which shall read as follows:

            and (iii) so long as prior to and after giving effect thereto no Default or Unmatured Default shall exist, Natick Realty, Inc. may declare and pay dividends to its shareholders in an aggregate amount not in excess of $100,000 in any calander year.

            (ii) The Credit Agreement is hereby amended by deleting the "Schedule 2" attached thereto and replacing with the Schedule 2 attached to this Amendment.

2. Conditions. The effectiveness of the amendments stated in this Amendment is subject to on or prior to the Effective Time, that the following conditions shall have been satisfied in a manner, and in form and substance, as the case may be, reasonably acceptable to Required Lenders:

            (i) Amendment. This Amendment shall have been duly executed by the Required Lenders and the Borrower and delivered to Agent.

            (ii) No Default. No Default or Event of Default under the Credit Agreement, as amended hereby, shall have occurred and be continuing.

            (iii) Warranties and Representations. The warranties and representations of the Borrower contained in this Amendment, the Credit Agreement, as amended hereby, and the other Loan Documents shall be true and correct as of the date hereof, with the same effect as though made on such date, except to the extent that such warranties and representations expressly relate to an earlier date, in which case such warranties and representations shall have been true and correct as of such earlier date.

The date on which all of the above events have occurred is the "Effective Time". If the Effective Time has not occurred by December 31, 1997, this Amendment shall be of no force and effect.

3. Continuing Credits. Notwithstanding this Amendment, the Loans owing to Lenders by Borrower under the Credit Agreement that remain outstanding as of the date hereof shall constitute continuing Obligations of the Borrower under the Credit Agreement and this Amendment shall not be deemed to evidence or result in a novation, or repayment and reborrowing, of such Loans.

4.    Miscellaneous.

      (a) Captions. Section captions used in this Amendment are for convenience only, and shall not affect the construction of this Amendment.

      (b) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

      (c) Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      (d) Successors and Assigns. This Amendment shall be binding upon, and shall inure to the sole benefit of the Borrower, Agent and Lenders, and their respective successors and assigns.

      (e) References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.


263569.3                            -2-

      (f) Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Credit Agreement; instead, it is the express intention of the parties hereto to reaffirm the Obligations created under the Credit Agreement which is evidenced by the Notes. The Credit Agreement, as amended hereby, and each of the other Loan Documents remain in full force and effect.

      (g) Costs and Expenses. Borrower affirms and acknowledges that Section 9.7 of the Credit Agreement applies to this Amendment and the transactions and agreements and documents contemplated hereunder.

5. Representations and Warranties. The Borrower represents and warrants to Agent and Lenders that the execution, delivery and performance by the Borrower of this Amendment are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action (including, without limitation, all necessary shareholder approval) of the Borrower, do not require any governmental approvals, consents or filings and do not and will not contravene or conflict with any provision of law applicable to the Borrower, the certificate of incorporation or bylaws of the Borrower or any order, judgment or decree of any court or other agency of government or any contractual obligation binding upon the Borrower, and this Amendment, the Credit Agreement, as amended hereby, and each Loan Document is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms and that the conditions set forth in Sections 2(ii) and (iii) hereof are true, correct and complete as of the Effective Time. The Borrower represents and warrants to Agent and Lenders that no Subsidiaries of the Borrower are required to execute Subsidiairy Guaranties pursuant to Section 6.21 of the Credit Agreement.

                           [signature pages follow]


263569.3                            -3-

      IN WITNESS WHEREOF, this First Amendment to Credit Agreement has been duly executed and delivered as of the day and year first above written.

                                    BJ'S WHOLESALE CLUB, INC.


                                    By: /s/ Arthur T. Silk, Jr.
                                        ---------------------------------

                                    Print Name: Arthur T. Silk, Jr.
                                                -------------------------
                                    Title: Vice President & Treasurer
                                           ------------------------------

                                    THE FIRST NATIONAL BANK OF CHICAGO,
                                    Individually and as Agent


                                    By:
                                        ----------------------------------

                                    Print Name: John D. Runger
                                    Title:Managing Director


                                    BANKBOSTON, N.A.,
                                    Individually and as Syndication Agent


                                    By:
                                        ----------------------------------

                                    Print Name: Linda Thomas
                                    Title: Managing Director


                                    FLEET NATIONAL BANK
                                    Individually and as Documentation Agent


                                    By:
                                        ----------------------------------

                                    Print Name:
                                                --------------------------
                                    Title:
                                           -------------------------------


                                    FIRST UNION NATIONAL BANK


                                    By:
                                        ----------------------------------

                                    Print Name:
                                                --------------------------
                                    Title:
                                           -------------------------------

      IN WITNESS WHEREOF, this First Amendment to Credit Agreement has been duly executed and delivered as of the day and year first above written.

                                    BJ'S WHOLESALE CLUB, INC.


                                    By:
                                        ---------------------------------

                                    Print Name:
                                                -------------------------
                                    Title:
                                           ------------------------------

                                    THE FIRST NATIONAL BANK OF CHICAGO,
                                    Individually and as Agent


                                    By: /s/ John D. Runger
                                        ----------------------------------

                                    Print Name: John D. Runger
                                    Title:Managing Director


                                    BANKBOSTON, N.A.,
                                    Individually and as Syndication Agent


                                    By:
                                        ----------------------------------

                                    Print Name: Linda Thomas
                                    Title: Managing Director


                                    FLEET NATIONAL BANK
                                    Individually and as Documentation Agent


                                    By:
                                        ----------------------------------

                                    Print Name:
                                                --------------------------
                                    Title:
                                           -------------------------------


                                    FIRST UNION NATIONAL BANK


                                    By:
                                        ----------------------------------

                                    Print Name:
                                                --------------------------
                                    Title:
                                           -------------------------------

      IN WITNESS WHEREOF, this First Amendment to Credit Agreement has been duly executed and delivered as of the day and year first above written.

                                    BJ'S WHOLESALE CLUB, INC.


                                    By:
                                        ---------------------------------

                                    Print Name:
                                                -------------------------
                                    Title:
                                           ------------------------------

                                    THE FIRST NATIONAL BANK OF CHICAGO,
                                    Individually and as Agent


                                    By:
                                        ----------------------------------

                                    Print Name: John D. Runger
                                    Title:Managing Director


                                    BANKBOSTON, N.A.,
                                    Individually and as Syndication Agent


                                    By: /s/ Linda H. Thomas
                                        ----------------------------------

                                    Print Name: Linda Thomas
                                    Title: Managing Director


                                    FLEET NATIONAL BANK
                                    Individually and as Documentation Agent


                                    By:
                                        ----------------------------------

                                    Print Name:
                                                --------------------------
                                    Title:
                                           -------------------------------


                                    FIRST UNION NATIONAL BANK


                                    By:
                                        ----------------------------------

                                    Print Name:
                                                --------------------------
                                    Title:
                                           -------------------------------

      IN WITNESS WHEREOF, this First Amendment to Credit Agreement has been duly executed and delivered as of the day and year first above written.

                                    BJ'S WHOLESALE CLUB, INC.


                                    By:
                                        ---------------------------------

                                    Print Name:
                                                -------------------------
                                    Title:
                                           ------------------------------

                                    THE FIRST NATIONAL BANK OF CHICAGO,
                                    Individually and as Agent


                                    By:
                                        ----------------------------------

                                    Print Name: John D. Runger
                                    Title:Managing Director


                                    BANKBOSTON, N.A.,
                                    Individually and as Syndication Agent


                                    By:
                                        ----------------------------------

                                    Print Name: Linda Thomas
                                    Title: Managing Director


                                    FLEET NATIONAL BANK
                                    Individually and as Documentation Agent


                                    By: /s/ Christopher J. Kampe
                                        ----------------------------------

                                    Print Name: Christopher J. Kampe
                                                --------------------------
                                    Title:      Assistant Vice President
                                           -------------------------------


                                    FIRST UNION NATIONAL BANK


                                    By:
                                        ----------------------------------

                                    Print Name:
                                                --------------------------
                                    Title:
                                           -------------------------------

      IN WITNESS WHEREOF, this First Amendment to Credit Agreement has been duly executed and delivered as of the day and year first above written.

                                    BJ'S WHOLESALE CLUB, INC.


                                    By:
                                        ---------------------------------

                                    Print Name:
                                                -------------------------
                                    Title:
                                           ------------------------------

                                    THE FIRST NATIONAL BANK OF CHICAGO,
                                    Individually and as Agent


                                    By:
                                        ----------------------------------

                                    Print Name: John D. Runger
                                    Title:Managing Director


                                    BANKBOSTON, N.A.,
                                    Individually and as Syndication Agent


                                    By:
                                        ----------------------------------

                                    Print Name: Linda Thomas
                                    Title: Managing Director


                                    FLEET NATIONAL BANK
                                    Individually and as Documentation Agent


                                    By:
                                        ----------------------------------

                                    Print Name:
                                                --------------------------
                                    Title:
                                           -------------------------------


                                    FIRST UNION NATIONAL BANK


                                    By: /s/ Dennis Harvey
                                        ----------------------------------

                                    Print Name: Dennis Harvey
                                                --------------------------
                                    Title: SVP
                                           -------------------------------

                                    PNC BANK, NATIONAL ASSOCIATION


                                    By: /s/ Donald V. Davis
                                        ----------------------------------

                                    Print Name: Donald V. Davis
                                                --------------------------
                                    Title:      Vice President
                                           -------------------------------


                                    BANK OF TOKYO-MITSUBISHI TRUST
                                    COMPANY


                                    By:
                                        ----------------------------------

                                    Print Name:
                                                --------------------------
                                    Title:
                                           -------------------------------


                                    THE LONG-TERM CREDIT BANK OF JAPAN,
                                    LIMITED, NEW YORK BRANCH


                                    By:
                                        ----------------------------------

                                    Print Name:
                                                --------------------------
                                    Title:
                                           -------------------------------

                                    SAKURA BANK, LIMITED


                                    By:
                                        ----------------------------------

                                    Print Name:
                                                --------------------------
                                    Title:
                                           -------------------------------

                                    PNC BANK, NATIONAL ASSOCIATION


                                    By:
                                        ----------------------------------

                                    Print Name:
                                                --------------------------
                                    Title:
                                           -------------------------------


                                    BANK OF TOKYO-MITSUBISHI TRUST
                                    COMPANY


                                    By: /s/ Michael J. Cronin, VP
                                        ----------------------------------

                                    Print Name: MICHAEL J. CRONIN
                                                --------------------------
                                    Title:      Vice President
                                           -------------------------------


                                    THE LONG-TERM CREDIT BANK OF JAPAN,
                                    LIMITED, NEW YORK BRANCH


                                    By:
                                        ----------------------------------

                                    Print Name:
                                                --------------------------
                                    Title:
                                           -------------------------------

                                    SAKURA BANK, LIMITED


                                    By:
                                        ----------------------------------

                                    Print Name:
                                                --------------------------
                                    Title:
                                           -------------------------------

                                    PNC BANK, NATIONAL ASSOCIATION


                                    By:
                                        ----------------------------------

                                    Print Name:
                                                --------------------------
                                    Title:
                                           -------------------------------


                                    BANK OF TOKYO-MITSUBISHI TRUST
                                    COMPANY


                                    By:
                                        ----------------------------------

                                    Print Name:
                                                --------------------------
                                    Title:
                                           -------------------------------


                                    THE LONG-TERM CREDIT BANK OF JAPAN,
                                    LIMITED, NEW YORK BRANCH


                                    By: /s/ Hiroshi Kitada
                                        ----------------------------------

                                    Print Name: Hiroshi Kitada
                                                --------------------------
                                    Title:      Deputy General Manager
                                           -------------------------------

                                    SAKURA BANK, LIMITED


                                    By:
                                        ----------------------------------

                                    Print Name:
                                                --------------------------
                                    Title:
                                           -------------------------------

                                    PNC BANK, NATIONAL ASSOCIATION


                                    By:
                                        ----------------------------------

                                    Print Name:
                                                --------------------------
                                    Title:
                                           -------------------------------


                                    BANK OF TOKYO-MITSUBISHI TRUST
                                    COMPANY


                                    By:
                                        ----------------------------------

                                    Print Name:
                                                --------------------------
                                    Title:
                                           -------------------------------


                                    THE LONG-TERM CREDIT BANK OF JAPAN,
                                    LIMITED, NEW YORK BRANCH


                                    By:
                                        ----------------------------------

                                    Print Name:
                                                --------------------------
                                    Title:
                                           -------------------------------

                                    SAKURA BANK, LIMITED


                                    By: /s/ Yasumasa Kikuchi
                                        ----------------------------------

                                    Print Name: Yasumasa Kikuchi
                                                --------------------------
                                    Title:      Senior Vice President
                                           -------------------------------

                                   SCHEDULE 2
                                December 11, 1997

1. BJ's Wholesale Club, Inc. owns 100% of the issued shares of common stock of the following corporations:

                                               Jurisdiction
                                               ------------
     Natick Security Corp.                     Massachusetts
     Natick Corporation                        Delaware
     BJ's Export Inc.                          Barbados
     BJ's MA Distribution Center, Inc.         Massachusetts
     BJ's PA Distribution Center, Inc.         Pennsylvania
     Mormax Beverages Corp.                    Delaware
     CWC Beverages Corp.                       Connecticut
     FWC Beverages Corp.                       Florida
     JWC Beverages Corp.                       New Jersey
     RWC Beverages Corp.                       Rhode Island
     YWC Beverages Corp.                       New York
     Mormax Corporation                        Massachusetts
     Natick First Realty Corp.                 Connecticut
     Natick Pembroke Realty Corp.              Florida
     Natick Realty, Inc.(1)                    Maryland

2. Natick Realty, Inc. owns 100% of the issued shares of capital stock of the following corporations:

                                               Jurisdiction
                                               ------------
     Natick Second Realty Corp.                Massachusetts
     Natick NJ Flemington Realty Corp.         New Jersey
     Natick Fourth Realty Corp.                New Jersey
     Natick Fifth Realty Corp.                 Maryland
     Natick Sixth Realty Corp.                 Connecticut
     Natick NH Realty Corp.                    New Hampshire
     Natick NY Realty Corp.                    New York
     Natick MA Realty Corp.                    Massachusetts
     Natick VA Realty Corp.                    Virginia
     Natick NY 1992 Realty Corp.               New York
     Natick PA Realty Corp.                    Pennsylvania
     Natick Portsmouth Realty Corp.            New Hampshire
     Natick NJ Realty Corp.                    New Jersey
     Natick NJ 1993 Realty Corp.               New Jersey
     Natick CT Realty Corp.                    Connecticut
     Natick ME 1995 Realty Corp.               Maine
     Natick NY 1995 Realty Corp.               New York
     Natick PA 1995 Realty Corp.               Pennsylvania

                                               Jurisdiction
                                               ------------
     Natick NH 1994 Realty Corp.               New Hampshire
     Natick MA 1995 Realty Corp.               Massachusetts
     Natick Lancaster Realty Corp.             Pennsylvania
     Natick Yorktown Realty Corp.              New York
     Natick Waterford Realty Corp.             Connecticut
     Natick Sennett Realty Corp.               New York
     Natick Bowie Realty Corp.                 Maryland
     Natick PA Plymouth Realty Corp.           Pennsylvania

(1) Natick Realty, Inc. expects to issue preferred stock aggregating 0.1% of its capital stock in December, 1997.